[CHARTER EQUITY FUND LOGO]

                              CHARTER EQUITY FUND













                                   PROSPECTUS
                                 JUNE 23, 1999
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TABLE OF CONTENTS

An Overview of the Fund......................................................  2
Fees and Expenses............................................................  4
Investment Objective, Principal Investment Strategies and Related Risks......  5
Investment Advisor...........................................................  9
Shareholder Information...................................................... 11
Distributions and Taxes...................................................... 16

AN OVERVIEW OF THE FUND

CHARTER EQUITY FUND'S  INVESTMENT GOALS

The Fund seeks long-term growth of capital.

CHARTER EQUITY FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund will primarily invest in common stocks of companies with a market capitalization in excess of $1 billion. The Fund also will invest in foreign securities traded on a U.S. exchange and in American Depositary Receipts ("ADRs"). The Fund is non-diversified. This means that it may make larger investments in individual companies than a fund that is diversified. In selecting investments, among other factors, the Advisor considers the following:

* Whether the industry sector within which the stock is found is likely to perform well given the outlook for the economy.
* The relationship between the 5-year historic earnings growth rate and the price/earnings ratio.
* The relationship between the expected future earnings growth rate and the price/earnings ratio.
* The attractiveness of a stock's valuation as measured against other stocks in the same business sector.

PRINCIPAL RISKS OF INVESTING IN THE CHARTER EQUITY FUND

There is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

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*    The stock market goes down.
*    Interest rates go up which can result in a decline in the stock market.
* Stocks in the Fund's portfolio may not increase their earnings at the rate anticipated.
*    An individual stock or stocks may lose market value.
* Adverse developments occur in foreign markets. Foreign investments involve greater risk.
* As a non-diversified fund, the share price of the Fund may be more volatile than the share price of a diversified fund.

WHO MAY WANT TO INVEST IN THE CHARTER EQUITY FUND

The Fund may be appropriate for investors who:

*    Are pursuing a long-term goal such as retirement.
*    Want to add an investment with growth potential.
* Are willing to accept higher potential for short-term volatility in exchange for a higher potential for long-term growth than an investment in cash or bonds.

WHO MAY NOT WANT TO INVEST IN THE CHARTER EQUITY FUND

If you are seeking income, other investment strategies may be more appropriate. The Fund's principal investment strategy causes the Fund to buy stocks for their potential for appreciation.

Often that kind of stock pays little or no dividend. Accordingly, it is unlikely that there will be substantial dividend income generated on your investment in the Fund.

If you are likely to have to use your funds to meet your short-term needs, an investment in the Fund may not be appropriate.

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                                FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price )............................   None
Maximum deferred sales charge (load)
    (as a percentage of the lower of original purchase
    price or redemption proceeds)...................................   None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)
Management Fees.....................................................   1.00%
Distribution and/or Service (12b-1 Fees)............................   0.25%
Other Expenses......................................................   3.00%
                                                                      -----

Total Annual Fund Operating Expenses................................   4.25%
Fee Reduction and/or Expense Reimbursement..........................  (2.50%)
Net Expenses........................................................   1.75%
                                                                      =====

*Other Expenses are estimated for the first fiscal year of the Fund. The Advisor has contractually agreed to reduce its fees and/or pay operating expenses of the Fund (excluding interest, tax and other nonrecurring charges) to insure that the Fund's Total Annual Fund Operating Expenses will not exceed 1.75% of average daily net assets. This contract's term is indefinite and may be terminated only by the Board of Trustees. The Advisor is permitted to be reimbursed, subject to limitations, for fees it waives and for Fund expenses it pays.

EXAMPLE

This Example is intended to help you compare the costs of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

      One Year..............................     $177
      Three Years...........................     $550

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CHARTER EQUITY FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
RELATED RISKS

WHAT IS THE INVESTMENT OBJECTIVE OF THE CHARTER EQUITY FUND?

The Fund's investment goal is long-term growth of capital.

IN WHAT TYPES OF SECURITIES WILL THE CHARTER EQUITY FUND INVEST?

     The Fund will concentrate its investments in common stocks of companies with a market capitalization in excess of $1 billion. The Fund may also invest in foreign securities traded on a U.S. exchange and in American Depositary Receipts ("ADRs").

WHAT IS CHARTER EQUITY FUND?

     Charter Equity Fund is a stock mutual fund developed by Charter Financial Group, Inc., ("Charter" or the "Advisor") for individuals and institutions that would like Charter to manage their portfolio but who are unable to meet the minimum account size required of clients handled in Charter's Private Client Group.

WHAT INVESTMENT APPROACH WILL BE USED IN MANAGING THE CHARTER EQUITY FUND?

     The portfolio management team will use the same approach it has used in managing separate accounts for the Advisor's clients. That approach is based on a belief that a portfolio is adequately diversified when it is comprised of no more than 25-30 stocks, each representing 3-4% of market value of the Fund at time of purchase. It is believed that additional stocks will create no further diversification but will lessen the impact of each securities' performance on the total return of the Fund.

     The  Advisor   believes  that  approach  is  one  of  the  primary  factors influencing its ability to generate competitive investment returns in a variety of market conditions and sets Charter Equity Fund apart from many other funds.

     The Advisor believes that many mutual funds today are so big that their large amount of assets under management causes them to hold a greater number of stocks than their research alone would dictate. When a fund holds a large number of stocks it can become so overly diversified that even the great stock picks have a relatively small impact on the performance of the fund. In fairness, it is also true that bad stock picks also have relatively small impact on fund performance.

HOW DOES CHARTER PICK THE STOCKS IN THE FUND'S PORTFOLIO?

     The research process begins with a universe of approximately 2,000 publicly traded companies, including the S&P 500, Nasdaq, and non-U.S. stocks traded as ADRs on U.S. exchanges. The Advisor groups the stocks into nine broadly defined business sectors. This helps the portfolio management team in

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deciding which sectors are positioned  well given current  macroeconomic  trends and events. The portfolio will own a greater number of stocks in the sectors the team expects will do well and fewer in those not so well positioned.

     When the team decides to have more of the portfolio in a given sector than its representation in the S&P 500, the amount by which the sector will be overweighted will usually be a small amount. It would be unusual for the portfolio to have greater or lesser exposure to a given business sector than 125% of that sector's makeup in the S&P 500.

     Once the Advisor has settled on its sector emphasis, the research turns to deciding which of the specific stocks within each sector are the ones which are the best to own. The Advisor employs a philosophy called "Growth at a Reasonable Price" ("GARP"). This strategy combines some aspects of both the "value" and "growth" styles of investing. Those aspects emphasize the relationships between various financial ratios. In its analysis, the Advisor looks for those companies within each sector that exhibit the best relationship between historic and projected earnings growth rates and its current Price/Earnings ratio.

     In its analysis, the Advisor creates a ratio where the company's current Price/Earnings ratio is expressed as the numerator and its earnings growth rate the denominator. A small, positive ratio is most desirable.

     When comparing the company's ratios, each company is judged against other companies within its own business sector rather than with companies in other business sectors. This is as a way to ensure that the Fund portfolio fulfills its predetermined sector emphasis. As an example, if the desired portfolio weighting of drug stocks equals 6% of the total portfolio, and the market value of each stock in the portfolio will be roughly 3% of the portfolio at purchase, two drug stocks are needed to fulfill the 6% overall commitment to the drug sector. Those two drug companies ranking number one and two by ratio are chosen.

     Once a security is bought it will not be sold until one of the following events occurs:

*    When there is a change in fundamental financial ratios of that company.

* When a company does not meet expectations and there is a determination that it will not meet those expectations in the future.

*    When the desired committment to a particular business sector is reduced.

     The Advisor keeps the portfolio as close to fully invested as possible. When a company is sold a new company is added immediately to take its place. This process of replacing securities immediately ensures that cash is kept to relatively small percentage of the portfolio. However, the Fund may temporarily

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depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

     In keeping with its investment approach, the Advisor does not anticipate frequent buying and selling of securities. This means that the Fund should have a low rate of portfolio turnover and the potential to be a tax efficient investment. The result should be the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. The anticipated lack of frequent trading also leads to lower transactions costs, which could help improve performance.

WILL THE INVESTMENT TEAM RESPONSIBLE FOR MANAGING THE CHARTER EQUITY FUND BE THE SAME TEAM THAT MANAGES ACCOUNTS FOR THE ADVISOR?

     Yes, the portfolio management team responsible for managing the Charter Equity Fund will be the same team that manages accounts for the Advisor. It will use the same investment strategy in managing the Charter Equity Fund that it uses in managing the separate accounts of the Advisor. That team generated the returns for Charter shown in this prospectus.

WHO ARE THE PEOPLE BEHIND CHARTER?

     At Charter, the following people are responsible for the management of the Charter Equity Fund:

SUSAN H. STEWART, ESQUIRE
CHAIRMAN AND PRESIDENT

     Susan is co-founder, controlling shareholder, Chairman and President of Charter Financial Group, Inc. She incorporated Charter Financial Group, Inc. in November of 1995 to address what she felt was a growing need for a top-flight investment house in the Washington, DC area. From January of 1994 until she commenced operations at Charter in January of 1995, she worked as an advisor to high net worth individuals as a vice president in the trust department of First Union National Bank. For the 5 years preceding her employment at First Union, she worked in the trust department of NationsBank. She has more than 14 years of experience in the investment field including employment as a retail stockbroker with Merrill Lynch and Shearson, Lehman Bros.

     She received her bachelor's degree from Ursinus College and her law degree from the Dickinson School of Law at Pennsylvania State University. She is an inactive member of the Bars of the District of Columbia, Delaware and Pennsylvania.

     She was a member of The United States Women's Lacrosse Team from 1976-1980 and has been inducted into the Ursinus College Sports Hall of Fame. She currently serves as a member of the Board of Trustees of the Lowell School and of The United States Lacrosse Foundation and is a past board

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member of The  District  of  Columbia  Women's Bar  Association  Foundation  and
organizing board member of the Bucks County Women's Fund.

THOMAS A. KING, CFA
CHIEF INVESTMENT OFFICER

     Tom was a founding shareholder in Charter. Prior to that he was portfolio manager at Chase Manhattan, PNC Bank and First Union National Bank, handling institutional, tax-exempt and taxable funds. He is a CFA (Chartered Financial Analyst), granted his charter in 1988, and is also a member of Association for Investment Management and Research (AIMR). Tom holds a finance degree from St. John's University, a paralegal diploma from New York University and a BA in History from American University.

WILL I BE CHARGED A COMMISSION TO BUY THE CHARTER EQUITY FUND?

     No, the Charter Equity Fund is a no load mutual fund. The Fund does not charge any sales loads.

RISKS OF INVESTING IN THE FUND

     The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return are discussed above in "Principal Risks of Investing in the Charter Equity Fund." These risks are discussed in more detail below.

     MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

     MANAGEMENT RISK. The risk that a strategy used by the Advisor may fail to produce the intended result.

     FOREIGN SECURITIES RISK. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates; (2) economic and political instability; (3) less publicly available information; (4) less strict auditing and financial reporting requirements; (5) less governmental supervision and regulation of securities markets; (6) higher transaction costs;
(7) potential adverse effects of the euro conversion; and (8) greater possibility of not being able to sell securities on a timely basis.

     YEAR 2000 RISK. Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and investors. That failure could have a negative impact on

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handling  securities trades and pricing and accounting  services.  Additionally, the services provided to the Fund depend on the interaction of computer systems with those of brokers, information vendors and other parties; therefore, any failure of the computer systems of those parties may cause service problems for the Fund. In addition, this situation may negatively affect the companies in which the Fund invests and consequently, the value of the Fund's shares. The Board of Trustees of the Fund has adopted a Year 2000 Project Plan that is reasonably designed to address the Year 2000 Problem with respect to the Advisor's and other service providers' computer systems. Included in the Year 2000 Project Plan is a provision for a contingency plan for the retention of other service providers to replace those service providers whose performance in converting to Year 2000 compliant data processing equipment has been determined to be less than satisfactory. There can be no assurance that these actions will be sufficient to avoid any adverse impact on the Fund. The extent of that risk cannot be ascertained at this time.

INVESTMENT ADVISOR

     Charter Financial Group, Inc. is the investment advisor to the Fund. The Advisor's address is 1401 I Street, N.W., Suite 505, Washington, DC 20005. The Advisor, which was established in 1995, provides investment management services to individual and institutional investors. It has assets under management in excess of $106 million. The Advisor manages all but $3 million of those assets on a discretionary basis. The Advisor furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the rate of 1.00% annually.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed the limits set forth in the Expense Table. Any reductions in advisory fees or payment of expenses made by the Advisor are subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (After startup, the Fund is permitted to look for longer periods of five and four years.) Any such reimbursement will be reviewed by the Trustees. The

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Fund must pay its  current  ordinary  operating  expenses  before the Advisor is entitled to any reimbursement of fees and/or expenses.

ADVISOR INVESTMENT RETURNS

     Set forth in the table below are certain performance data provided by the Advisor relating to its individually managed equity accounts. These accounts have substantially the same investment objective as the Fund and were managed using substantially similar investment strategies and techniques as those contemplated for use by the Fund. The investment managers for these accounts will also manage the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return an investor might achieve by investing in the Fund.

     Results may differ because of, among other things, differences in brokerage commissions paid, account expenses, including investment advisory fees (which expenses and fees may be higher for the Fund than for the accounts), the size of positions taken in relation to account size, timing of purchases and sales, timing of cash additions and withdrawals. In addition, the private character of the composite accounts compared with the public character of the Fund and the tax-exempt status of some of the account holders compared with shareholders in the Fund may also cause results to differ. Because of this, regardless of market conditions, the make-up of the portfolio holdings of a fund is dictated by law and consequently, performance differences may have resulted during the time periods shown when compared to the composite accounts. Investors should be aware that the use of different methods of determining performance might have adversely affected the performance figures shown below.

     Investors should not rely on the following performance data as an indication of future performance of the Advisor or the Fund.

ANNUAL TOTAL RETURNS FOR PERIOD ENDING JUNE 30,

                                                     1-Year      3-Year
                                                     ------      ------
Charter Financial Group, Inc.                        21.43%      30.37%
S&P 500 Index*                                       22.38%      28.97%

----------
* The S&P 500 Index is an unmanaged index generally representative of the market for stocks of larger-sized companies.

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Footnotes:

Charter Financial Group, Inc., is an autonomous investment management firm. It has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR has not been involved in the preparation or review of this report.

1. Results account for both income and capital appreciation or depreciation (total return). Returns are asset-weighted and time-weighted. The results are net of commissions but not management fees. The composite represents all discretionary accounts that do not have material restrictions and comply with AIMR standards with a Level II verification.

2. Investors should note that the Fund will compute and disclose its average annual total return using the standard formula required by SEC rules, which differs from returns calculated under the method noted above. The SEC total return calculation method requires that the Fund compute and disclose an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The calculation provides a rate of return from a hypothetical initial investment of $1,000 to an ending value as if shares were redeemed at the end of the period. The formula requires that returns to be shown for the Fund will be net of Fund advisory fees and all other portfolio operating expenses.

3. Charter Financial Group, Inc. has only one composite. The 26 accounts in the composite have assets totaling $85,998,857and comprise 82% of firm assets under management.

4. All fully discretionary, fee-paying accounts with equity assets of at least $250,000 on the beginning of each month are included in the composite.

5. For the quarter ended 6/30/99, the composite return was 6.03% with a range of 2.81% to 7.56% and a standard deviation of 1.27%.

6. Security transactions are recorded on the trade date. Dividend income is recorded on the cash basis.

7. The results portrayed reflect the reinvestment of dividends and other earnings.

8.    There   are   no   non    fee-paying    accounts    in   the    composite.

SHAREHOLDER  INFORMATION

HOW TO BUY SHARES

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call 1-800-576-8229. To open an account by wire, call 1-800-576-8229 for instructions. You may also buy shares of the Fund through your financial representative. After your account is open, you may add to it at any time. The Fund reserves the right to reject any purchase in whole or in part.

     You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an

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omnibus  account in the broker's (or  agent's)  name,  and the broker (or agent)
maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     You may open a Fund account with $5,000 and add to your account at any time with $100 or more. Automatic investment plans allow you to open a Fund account with $1,000 and add to your account with $50 or more. The minimum investment requirements may be waived from time to time by the Fund.

     BY MAIL. You may send money to the Fund by mail. All purchases by check should be in U.S. dollars. Third party checks and cash will not be accepted. If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to the "Charter Equity Fund") to the Fund at the following address:

     Charter Equity Fund
     c/o ICA Fund Services Corp.
     4455 E. Camelback Rd., Ste. 261E
     Phoenix, AZ 85018

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to the "Charter Equity Fund" in the envelope provided with your statement to the address noted above. Your account number should be written on the check.

     BY WIRE. If you are making an initial investment in the Fund, before you wire funds you should call the Transfer Agent at (800) 576-8229 to advise them that you are making an investment by wire. The Transfer agent will give you your account number. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Fund Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to:

     Firstar Bank, N.A. Cinti/Trust
     ABA #0420-001-3
     Attn: Charter Equity Fund
     DDA #821601887
     Account name (shareholder name)
     Shareholder account number

     If you are making a subsequent purchase, your bank should wire funds as indicated above. Before

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each wire  purchase,  you should be sure to notify  the  Transfer  Agent.  It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

     You may buy and sell shares of the Fund through certain brokers (and their agents, together "brokers") that have made arrangements with the Fund. An order placed with such a broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. The Fund may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     AUTOMATIC INVESTMENT PLAN. For your convenience, the Fund offers an automatic investment plan called Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $50. If you wish to enroll in this Plan, please complete this section on the Account Application Form or contact the Transfer Agent. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing. Your termination letter must be received by the Transfer Agent sufficiently in advance of the next scheduled withdrawal.

     RETIREMENT PLANS. The Fund offers an Individual Retirement Account ("IRA") plan. Also available are Roth and SEP IRA plans. You may obtain information about opening an IRA account by calling (800) 576-8229. If you wish to open another type of retirement plan, please contact the Fund at 800- 576-8229.

HOW TO SELL SHARES

     You may sell (redeem) your Fund shares on any day the Funds and the New York Stock Exchange ("NYSE") are open for business either directly to the Fund or through your investment representative.

     BY MAIL. You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. A signature guarantee is required for written redemption requests.

                                       13                             PROSPECTUS

However, signature guarantees are not required if the redemption is under $100,000 and sent to the shareholder at the address of record on the account. Call the Transfer Agent for details. You should send your redemption request to:

     Charter Equity Fund
     c/o ICA Fund Services Corp.
     4455 E. Camelback Rd., Ste. 261E
     Phoenix, AZ 85018

     BY TELEPHONE. If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (800) 576-8229 before the close of trading on the NYSE. This is normally 4:00 p.m. Eastern time. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Application. Such persons may request that the shares in your account be either exchanged or redeemed. Redemption proceeds will be mailed to the address of record on your account or transferred to the bank account you have designated on your Account Application.

     Before executing an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (800) 576-8229 for instructions.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in

PROSPECTUS                             14
proper form. If you made your initial investment by wire, you will not be permitted to redeem those shares until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for 15 days from the date of purchase or until your check has cleared, whichever occurs first.

     The Fund may redeem the shares in your account if the value of your account is less than $2,500 as a result of redemptions you have made. This does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.

     The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances.

     SYSTEMATIC WITHDRAWAL PROGRAM. As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent at:

     ICA Fund Services Corp.
     4455 E. Camelback Rd., Suite 261E
     Phoenix, AZ 85018

PRICING OF FUND SHARES

     The price of the Fund's shares is based on the Fund's net asset value. This is done by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received and accepted.

     The net asset value of Fund shares is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"). This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading.

                                       15                             PROSPECTUS

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund will make distributions of dividends and capital gains, if any, annually, usually on or about December 31 of each year. Because of its investment strategies, the Fund expects that its distributions will primarily consist of capital gains.

     Your dividend and capital gain distributions will automatically be reinvested in additional Fund shares. If you wish to have your distributions paid in cash indicate this on the Account Application Form or write to the Transfer Agent before the payment of the distribution.

TAX CONSEQUENCES

     The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

RULE 12b-1 FEES

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for sales distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses which the Fund may pay include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

PROSPECTUS                             16

                              CHARTER EQUITY FUND,
                        A SERIES OF ADVISORS SERIES TRUST

For investors who want more information about the Fund, the following document is available free upon request:


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated into this Prospectus.

You can get free copies of SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                             ICA Fund Services Corp.
                        4455 E. Camelback Rd., Suite 261E
                                Phoenix, AZ 85218
                            Telephone: 1-800-576-8229

To speak with the Advisor concerning management of the Fund, please call 1-888-242-7991.

You can review and copy information about the Fund including the Fund's SAI at the Public Reference Room of the Securities and Exchange Commission in
Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009 or by calling 1-800-SEC-0330.

*    Free of charge from the Commission's Internet website at www.sec.gov



                                                          Investment Company Act
                                                               file no. 811-7959

Charter Equity Fund is a stock mutual fund. The Fund seeks to provide investors with long-term growth of capital.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.